                      CORNERCAP GROWTH FUND

                SEMI-ANNUAL REPORT TO SHAREHOLDERS












                           A Series of
                   The CornerCap Group of Funds
                  A "Series" Investment Company

















                     FOR THE SIX MONTHS ENDED
                        SEPTEMBER 30, 1996
















                      CornerCap Growth Fund
               Manager's Report to the Shareholders
       for the semi-annual period ending September 30, 1996

Dear Shareholder:

Attached are the portfolio valuation and financial reports for the semi-annual period ending September 30, 1996. As of that date, your Fund's net asset value was $10.72. The Fund has performed very well in 1996. The Fund has continued to grow since quarter end, showing a valuation on November 22, 1996, of $11.36. This represents a year-to-date return of 24% and a return since September 30, 1992 (when Cornerstone Capital assumed management of the Fund), of 67%, or 13.2% per year. The Fund has a return of 9.27% since the March 31,1996, fiscal year end.

While we are pleased that we have been able to deliver good returns this year, we are more pleased that our results have been relatively consistent over time. When the overall market was down in 1994, we generated a good, positive return. While the Fund continued up in 1995, we did not keep up with the extraordinary returns realized in the market. This year, we are well ahead of the market, especially the small to mid-cap sector of the market where our investments are targeted.

Many of our shareholders have never heard the history of this Fund, and you may find it of interest. Cornerstone Capital took over the Fund in September 1992 when it was called the Sunshine Growth Trust. From 1986 to 1990, the Fund was called Wealth Monitors. We were attracted to the Fund because it was inexpensive, the current advisor wanted to resign from management, and the Fund had a substantial tax loss carryforward that would benefit our taxable investors. The only negative was that we would have to inherit the Fund's exceptionally poor prior performance, and this would negate selling the Fund shares to anyone not familiar with Cornerstone's performance.

We started with 500 shareholders and $0.5 million in late 1992. Now, we still have 500 shareholders, but our assets have grown 20 fold to $11.2 million. As shown on the price chart on the back of this report, the price has gone from $6.87 to the recent price noted above of $11.35. I was just reviewing the mutual fund research report on our Fund from Morningstar, and it was interesting to note the progressive improvement of our ranking in their one (lowest) to five (highest) ranking system. Those rankings are:

     1 Yr - 4    3 Yr - 3   5 Yr - 2   10 Yr - 1

We will do all we can to continue the long term performance of the Fund. As you know, this is a no-load fund, so there is no cost to enter or exit the Fund. We will continue our objective of further reducing the expense ratio for the Fund. Because of our tax loss carryforward benefits, there will be only modest taxable gains allocated to shareholders this year, even though the Fund has generated sizable capital gains.

More important than this historical chronology is what should be expected for the future. The question everyone keeps asking is, "can the market keep up the pace". The simple answer is no, but no investment person worth his salt lets things be that simple. The two follow-up questions that I think need to be asked are:

   - What is "the market"? -- The significant growth in the market has been primarily for the years 1995 and 1996. The growth in the first three quarters of that period was from technology stocks and the growth since then has been focused on the larger capitalization stocks. It is in these areas that we believe a potential market correction will be the most significant. Our Fund continues to underweight both of these market sectors, so we believe the Fund's relative growth potential is yet to be realized.

   - Is the current pace necessary? -- If anyone expects the market to continue compounding as it has over the last two years (25% a year), then they should be labeled speculators and not investors. In a world of 3% inflation, the top investment professionals will advise you that a 9% equity
   return is reasonable.   That is not what investors want to
   hear, but it is the reality; and it is a number that can be sustained over time. There will be brief market corrections and more extended bear markets in our future, but no one can accurately predict if they will occur next year or five years from now. We help clients to establish their appropriate level of risk, and to be consistent with their investment objectives over time.

As we mentioned in an earlier report, Cornerstone will be offering a new "balanced" mutual fund to our investors in January. The target equity exposure for the fund will be 60% in stocks. Like our CornerCap Growth Fund stocks, they will meet our Fundametrics research valuation criteria, but they will generally be larger stocks that pay a higher dividend yield. The other 40% of the fund will be invested in a portfolio of intermediate term corporate and government bond holdings.

We appreciate your investment in the Fund and your referral of new potential shareholders. You are our primary source of new clients for the Fund. If you know someone who would like to make an investment, please request a Fund Prospectus by calling the Fund at (800) 728-0670.

Thomas E. Quinn, President
November 27, 1996
[PERFORMANCE GRAPH APPEARS HERE]

Performance Graph ( September 1992 - September 1996 )

          Quarterly
          Data
          -------
          Quarter                     $          %                         % (*)
          Ending
          ------                   -----        ----                       -----
          4th Qtr. 92              $0.53        7.7%                       13.6%
          1st Qtr. 93              $0.17        2.3%                        2.3%
          2nd Qtr. 93              $0.03        0.4%                        0.4%
          3rd Qtr. 93             ($0.00)      -0.1%                       -0.1%
          4th Qtr. 93              $0.19        2.8%                        2.8%
          1st Qtr. 94             ($0.09)      -1.2%                       -1.2%
          2nd Qtr. 94              $0.18        2.3%                        2.3%
          3rd Qtr. 94              $0.29        3.7%                        3.7%
          4th Qtr. 94              $0.23        3.1%                        3.1%
          1st Qtr. 95              $0.22        2.6%                        2.6%
          2nd Qtr. 95              $0.21        2.4%                        2.4%
          3rd Qtr. 95              $0.19        2.2%                        2.2%
          4th Qtr. 95              $0.14        2.2%                        2.2%
          1st Qtr. 96              $0.66        7.2%                        7.2%
          2nd Qtr. 96              $0.87        8.9%                        8.9%
          3rd Qtr. 96              $0.04        0.4%                        0.4%
          4th Qtr. 96              $0.64        6.0%                        6.0%

           9/30/92 -               $2.28       67.22%                      76.40%
          09/30/96

          Annualized              11/22/96     13.2%
          Return

          Annualized              11/22/96                                  13.2%
          Return

CORNERCAP GROWTH FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
September 30, 1996 (Unaudited)

Shares                    Common Stocks - 97.75%                                 Value (Note 1-A)
------                    ----------------------                                 ----------------
                          AUTO PARTS: 2.02%
7,000                     SPX Corp *                                              $      209,125

                          BUILDING MATERIALS: 2.55%
10,700                    Southdown, Inc.*                                               264,825

                          CHEMICALS: 2.06%
12,200                    Wellman                                                        213,500

                          COMMUNICATIONS: 4.79%
6,400                     Sprint Communicatins                                           248,800
4,450                     Telefonia De Espana ADR                                        247,531
                                                                                         -------
                                                                                         496,311
                                                                                         -------

                          COMPUTERS: 2.55%
12,750                    Bantec, Inc.*                                                  264,562

                          ELECTRICAL EQUIPMENT: 7.05%
13,000                    Amtek, Inc.                                                    245,375
13,200                    EG&G, Inc.                                                     235,950
12,400                    Watkins Johnson                                                249,550
                                                                                         -------
                                                                                         730,875
                                                                                         -------

                          ENTERTAINMENT: 2.34%
30,800                    NPC International Corp.*                                       242,550
                                                                                         -------
                          FINANCIAL: 2.31%
5,250                     Salomon, Inc.                                                  239,531
                                                                                         -------
                          FOOD PROCESSING: 2.64%
23,800                    Morningstar Group, Inc.*                                       273,700
                                                                                         -------
                          FURNITURE: 2.85%
21,100                    Culp, Inc.                                                     295,400
                                                                                         -------
                          HOLDING COMPANIES: 2.61%
6,100                     Crane Co.                                                      270,688

                          HOMEBUILDERS: 5.23%
10,600                    Pulte Corporation                                              271,625
18,100                    Ryland Group, Inc.                                             269,238
                                                                                         540,863
                                                                                         -------

CORNERCAP GROWTH FUND
SCHEDULE OF PORTFOLIO INVESTMENTS - (Continued)
September 30, 1996 (Unaudited)

Shares                    Common Stocks - 97.75%                                 Value (Note 1-A)
------                    ----------------------                                 ----------------
                          INSURANCE: 9.99%
 5,650                    American Banker                                              282,500
22,742                    Gainsco, Inc.                                                233,105
 4,700                    Orion Capital Corp.                                          242,637
 6,450                    Providian                                                    277,350
                                                                                     ---------
                                                                                     1,035,593
                                                                                     ---------

                          MACHINERY/DIVERSIFIED: 3.79%
 4,300                    Duriron Co.*                                                 113,950
 9,300                    Standex International Corp.                                  279,000
                                                                                     ---------
                                                                                       392,950
                                                                                     ---------

                          MANUFACTURING: 3.08%
12,450                    Furon Company                                                312,806

                          MEDICAL SUPPLIES: 2.46%
15,000                    VWR Scientific Products*                                     255,000
                                                                                     ---------
                          METALS: 17.86%
12,700                    Commercial Intertech                                         146,050
12,700                    Cuno Inc*                                                    196,850
11,100                    Cyprus Amax Minerals Co.*                                    238,650
14,100                    Handy & Harman                                               252,037
14,200                    Inland Steel Industries, Inc                                 253,825
 9,050                    International Aluminum Co.                                   221,725
17,100                    Oregon Steel*                                                262,913
12,540                    Varlen Corp*                                                 279,799
                                                                                     ---------
                                                                                     1,851,849
                                                                                     ---------
                          RESTAURANTS: 2.33%
11,300                    Wendys International, Inc.*                                  241,537
                                                                                     ---------
                          RETAIL: 8.10%
19,800                    Helen of Troy Corp.*                                         297,000
20,800                    Huffy Corporation                                            280,800
16,500                    Shopko Store, Inc.                                           261,938
                                                                                     ---------
                                                                                       839,738
                                                                                     ---------

                          TEXTILES: 4.90%
14,950                    Kellwood Co.                                                 248,544
48,300                    Tultes Corporation*                                          259,612
                                                                                     ---------
                                                                                       508,156
                                                                                     ---------

                          TRANSPORTATION: 1.96%
28,550                    OMI Corp.*                                                   203,419
                                                                                     ---------

CORNERCAP GROWTH FUND
SCHEDULE OF PORTFOLIO INVESTMENTS - (Continued)
September 30, 1996 (Unaudited)

Shares                    Common Stocks - 97.75%                                 Value (Note 1-A)
------                    ----------------------                                 ----------------
                          TOBACCO: 4.34%
9,000                     Universal Corporation*                                         229,500
7,450                     United States Tobacco, Inc.                                    220,706
                                                                                      ----------
                                                                                         450,206
                                                                                      ----------

                               Total Common Stocks ( Cost $ 8,999,802)               10,135,544

Amount                    Short Term Investments - 2.23%                        Value (Note 1-A)
------                    ------------------------------                        ----------------
1                         Wachovia Bank Short Term Demand Note                          228,878
1                         Fidelity Bond - Investment Compnay Institute                    2,340
                                                                                     ----------
                          Total Investments (Cost $9,231,020)(a)       99.98%        10,364,422

                          Other Assets in Excess of Liabilities - Net    .02%             1,907
                                                                       -----         ----------
                               Net Assets                                100%       $10,366,329
                                                                       =====         ==========

* Non - Income Producing Security
ADR - Security represented is held by the custodian bank in the form of an American Depository Receipt.

See Notes to Financial Statements

CORNERCAP GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
September 30, 1996 (Unaudited)

Assets
         Investments at Market Value                                              $  10,133,204
         Cash Equivalents                                                               231,218
         Dividends Receivable                                                            10,699
         Interest Receivable                                                              4,811
                                                                                     ----------
                 Total Assets                                                        10,379,933
                                                                                     ----------
Liabilities
         Operating Expenses                                                              13,603
                                                                                     ----------
                 Total Liabilites                                                        13,603
                                                                                     ----------
Net Assets (967,005.012 shares outstanding)                                       $  10,366,329
                                                                                     ==========
Net Assets Value Per Share  ( $10,366,329 / 967,005.012)                                  10.72
                                                                                          =====
Net Assets
         At September 30, 1996, net assets consisted of:
                 Paid - in Capital                                                    9,237,954
                 Accumulated Undistributed Net Income                                   (28,331)
                 Accumulated Undistributed Realized Gain                                 23,304
                 Net Unrealized Appreciation                                          1,133,402
                                                                                     ----------
         Net Assets                                                               $  10,366,329
                                                                                     ==========


See Notes to Financial Statements

CORNERCAP GROWTH FUND
STATEMENT OF OPERATIONS
Period Ended September 30, 1996 (Unaudited)


Investment Income
         Dividends                                                                  $   87,439
         Interest                                                                       10,104
                                                                                       -------
                 Total Investment Income                                                97,543
                                                                                       -------

Expenses
         Advisory Fee                                                                   32,000
         Administration Fees                                                            11,000
         Transfer Agent Fees                                                             8,169
         Custodian Fees                                                                  4,000
         Trustees Fees                                                                   3,000
         Registration and Filing Fees                                                    7,000
         Fund Accounting   Fees                                                          9,000
         Audit Fees                                                                      9,000
         Legal Fees                                                                      2,000
         Miscellaneous Fees                                                              4,000
                                                                                       -------
                 Total Expenses                                                         89,169
                                                                                       -------
Net Investment Income                                                                    8,374
                                                                                       -------
Realized and Unrealized Gain on Investments
         Net Realized Gain on Investments                                              808,188
         Unrealized Gain  on  Investments                                               35,126
                                                                                       -------
                 Net Realized and Unrealized Gain on Investments                       843,314
                                                                                       -------
Net Increase In Assets Resulting From Operations                                   $   851,688
                                                                                       =======

See Notes to Financial Statements

CORNERCAP GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS (Unaudited)


                                                     Six Months Ended
                                                     September 30, 1996                 Year Ended
                                                         (Unaudited)                  March 31, 1996
                                                     ------------------               --------------
Operations
         Net Investment Income                       $        8,374                    $     40,178
         Net Realized Gain  on Investment                   808,188                         201,707
         Increase in Unrealized Appreciation
            of Investments                                   35,126                         862,129
                                                        -----------                     -----------
         Net Increase in Net Assets Resulting
             from Operations                                851,688                       1,104,014

Distributions to Shareholders From
         Net Investment Income
             ($-0- and $.06, respectively)                   -0-                            (51,322)

Capital Share Transactions(a)
         Increase in net assets resulting from
             capital share transactions                   1,141,171                          19,909
                                                        -----------                     -----------
Total Increase in Net Assets                              1,992,859                       1,072,601


NET ASSETS
         Beginning of the period                          8,373,470                       7,298,648
                                                        -----------                     -----------
         End of period                                   10,366,329                       8,371,249
                                                         ==========                     ===========

(a) Summary of Capital Share Activity:

                                           Six Months Ended                Year Ended
                                           September 30, 1996             March 31, 1996
                                           ------------------             --------------
                                  Shares            Value           Shares           Value

         Shares Sold              175,970        $ 1,797,926        211,232       $ 1,880,260
         Shares Redeemed          (62,632)          (656,755)      (210,768)       (1,911,007)
         Shares Reinvested           -0-                -0-           5,691            50,656

         Net Increase             113,338        $  1,141,171         6,155       $    19,909

CORNERCAP GROWTH FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)


                                                 Six Months Ended
                                                 September 30,1996               Years Ended March 31,
                                                     (Unaudited)      1996      1995      1994      1993       1992
                                                 -----------------    ----      ----      ----      ----       ----
Per Share Operating Performance
   Net Asset Value, beginning of period                  $ 9.81      $8.61     $7.69     $7.58     $7.60      $6.45
                                                           ----       ----      ----      ----      ----       ----
Income from investment operations
   Net investment (loss)                                   0.00       0.04      0.05      0.02      0.23     (0.08)
   Net realized and unrealized gain
     (loss) on investment                                  0.91       1.22      0.89      0.11    (0.25)       1.23
                                                           ----       ----      ----      ----    -----        ----
   Total from investment income                            0.91       1.26      0.94      0.13    (0.02)       1.15
                                                           ----       ----      ----      ----    -----        ----
Less distributions -
  Distributions from net investment income                 0.00       0.06      0.02      0.02     0.00        0.00
                                                           ----       ----      ----      ----    -----        ----
Net Asset Value, end of period                           $10.72      $9.81     $8.61     $7.69     $7.58      $7.60
                                                          =====       ====      ====      ====      ====       ====
Total Return                                               9.27%     14.64%    12.25%     1.71%    (.26)%     17.83%

Ratios/Supplement Data
    Net assets, end of period (000's)                    10,366      8,371     7,299     4,229     3,042      1,084

Ratios to average net assets
    Expenses                                                .89%      1.75%     1.87%     2.00%     2.00%      2.14%
    Net investment income (loss)                           0.00%      0.49%     0.70%     0.13%     0.40%     (.29)%

Portfolio turnover rate                                   23.86%     40.83%    55.12%    35.58%    83.40%     91.62%


See accompanying notes to financial statements

CORNERCAP GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS
September 30, 1996
_________________________________________________________________

(1)  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     CornerCap Growth Fund (the "Fund") was organized on January 6, 1986, as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. Investment operations commenced on July 17, 1986. The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles.

     A.   Security Valuation:  Portfolio securities that are
          ------------------
          listed on national securities exchanges or the NASDAQ National Market System are valued at the last sale price as of 4:15 p.m. Eastern time, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges or such system. Unlisted securities that are not included in such system are valued at the mean of the quoted bid and asked prices in the over-the-counter market. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Trustees. Short-term investments are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

     B.   Security Transactions, Investment Income and Other:
          ---------------------------------------------------
          Security transactions are recorded on the next business date after trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

(2)  TRANSACTIONS WITH AFFILIATES

     INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

     The Fund has an investment advisory agreement with the Advisor, pursuant to which the Advisor receives a fee, computed daily and payable monthly, at an annual rate of 1.0% of the Average daily net assets.

     The Advisor provides continuous supervision of the investment portfolio and pays the cost of compensation of the officers of the Fund, occupancy and certain clerical and administrative costs involved in the day-to-day operations of the Fund. The Fund bears all other costs and expenses.

     Under the investment advisory agreement, if the aggregate expenses of the Fund (including the fees to the Advisor but excluding taxes, interest, brokerage fees and commissions, distribution fee and extraordinary expenses) exceed the limitations imposed by state securities administrators, the Advisor will reduce its fee by the amount of such excess.

     In addition, the Advisor has undertaken to pay fund expenses in excess of 2.0% of average net assets for the period ended
     September 30, 1996.  For the period ended September 30,
     1996, the Advisor waived the Advisory fee of $17,817.


DISTRIBUTION AGREEMENT AND PLAN

     The Fund has adopted a Distribution Plan pursuant to which the Fund reimburses the Advisor for marketing expenses incurred in distributing shares of the Fund, primarily the cost of printing sales material. This expense is limited to 1/4 of 1.0% of the Fund's average net assets. For the period ending September 30, 1996, no such reimbursements were made.

(3)  PURCHASES AND SALES OF SECURITIES

     For the period ended September 30, 1996, the costs of purchases and proceeds from sales of securities, excluding short-term securities, were $3,460,352 and $2,377,494, respectively.

(4)  FEDERAL INCOME TAXES

     It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Therefore, no federal income tax provision is required.

     The Fund will distribute annual capital gains to the extent net capital gains are realized in excess of available carryovers.

(2)  TRANSACTIONS WITH AFFILIATES

     INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

     The Fund has an investment advisory agreement with the Advisor, pursuant to which the Advisor receives a fee, computed daily and payable monthly, at an annual rate of 1.0% of the Average daily net assets.

     The Advisor provides continuous supervision of the investment portfolio and pays the cost of compensation of the officers of the Fund, occupancy and certain clerical and administrative costs involved in the day-to-day operations of the Fund. The Fund bears all other costs and expenses.

     Under the investment advisory agreement, if the aggregate expenses of the Fund (including the fees to the Advisor but excluding taxes, interest, brokerage fees and commissions, distribution fee and extraordinary expenses) exceed the limitations imposed by state securities administrators, the Advisor will reduce its fee by the amount of such excess.

     In addition, the Advisor has undertaken to pay fund expenses in excess of 2.0% of average net assets for the period ended
     September 30, 1996.  For the period ended September 30,
     1996, the Advisor waived the Advisory fee of $17,817.

     DISTRIBUTION AGREEMENT AND PLAN

     The Fund has adopted a Distribution Plan pursuant to which the Fund reimburses the Advisor for marketing expenses incurred in distributing shares of the Fund, primarily the cost of printing sales material. This expense is limited to 1/4 of 1.0% of the Fund's average net assets. For the period ending September 30, 1996, no such reimbursements were made.


(3)  PURCHASES AND SALES OF SECURITIES

     For the period ended September 30, 1996, the costs of purchases and proceeds from sales of securities, excluding short-term securities, were $3,460,352 and $2,377,494, respectively.

(4)  FEDERAL INCOME TAXES

     It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Therefore, no federal income tax provision is required.

     The Fund will distribute annual capital gains to the extent net capital gains are realized in excess of available carryovers.